Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

6. Income Taxes

The Company’s total current income tax expense was as follows (in thousands):

	December 31,
	2012	2011	2010
REIT state income tax	$505	$178	$239
REIT state built-in gain tax	—	(238)	—

Total current income tax expense (benefit)	$505	$(60)	$239

The Company’s deferred income tax expense and its ending balance in deferred tax assets and liabilities were immaterial at December 31, 2012, 2011 and 2010.

To the extent that the Company acquires property that has been owned by a C corporation in a transaction in which the tax basis of the property carries over, and the Company recognizes a gain on the disposition of such property during the subsequent recognition, it will be required to pay tax at the highest regular corporate tax rate to the extent of such built-in gain. During 2009, the Company sold an available-for-sale security that was subject to federal and state built-in gain tax of $3.1 million. A refund of $0.2 million of this amount was recorded in 2011 in connection with the filing of the Company’s 2010 tax returns. The Company continues to hold certain real estate assets acquired prior to 2010 with a built-in gain of approximately $472 million. The Company intends to hold these assets beyond the applicable built-in gain recognition period and therefore does not anticipate recognizing the built-in gain tax associated with these assets.

The Company opted to defer the distribution of a portion of its 2010 taxable net income until 2011, which subjected it to a 4% federal excise tax that essentially represents an interest charge on such deferred amount. This deemed interest charge of $0.1 million is included in interest expense for the year ended December 31, 2010, consistent with the Company’s accounting policy.

The Company has net operating loss carryforwards for income tax purposes totaling $63.4 million, $62.9 million, and $62.6 million at December 31, 2012, 2011 and 2010, respectively. These losses, which begin to expire in 2015 through 2032, are available to reduce future taxable income or distribution requirements, subject to certain ownership change limitations.

The Company files federal, state and local income tax returns. All federal tax returns for years prior to 2009 are no longer subject to examination. Additionally, state tax returns for years prior to 2008 are generally no longer subject to examination. The Company’s policy is to recognize interest related to any underpayment of income taxes as interest expense and to recognize any penalties as operating expenses. There was no accrual for interest or penalties at December 31, 2012, 2011 or 2010. The Company believes that it has appropriate support for the income tax positions taken and to be taken on its tax returns and that its accruals for tax liabilities are adequate for all open years based on an assessment of many factors, including past experience and interpretations of tax law applied to the facts of each matter.

For income tax purposes, dividends paid consist of ordinary income, capital gains, return of capital, or a combination thereof. For the years ended December 31, 2012, 2011 and 2010, preferred dividends paid were characterized for tax as follows (per share):

	Year Ended December 31,
	2012	2011	2010
Ordinary income	$63	$—	$125
Return of capital	1,112	125	—

	$1,175	$125	$125

For the years ended December 31, 2012, 2011 and 2010, common stock dividends were characterized for tax as follows (per share):

	Year Ended December 31,
	2012	2011	2010
Ordinary income	$0.23	$16,972	$—
Return of capital	—	28	—

	$0.23	$17,000	$—